UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2024

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2024, Baxter International Inc. (the “Company”) and Mr. Brian Stevens mutually agreed that he will resign from his role as the Company’s Senior Vice President, Chief Accounting Officer and Controller and principal accounting officer (“PAO”) and will no longer be an employee of the Company as of the same date. Mr. Stevens will receive severance consistent with the terms of the Company’s Executive Severance Plan as set forth in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2024, subject to not revoking a general release of claims in favor of the Company. Mr. Stevens’ departure was not a result of any disagreement with the Company on any matter related to its operations, policies, practices, financial disclosures or accounting matters.

On September 3, 2024, the Board of Directors of the Company approved the appointment of Mr. Joel Grade, the Company’s Executive Vice President and Chief Financial Officer, as the Company’s Chief Accounting Officer and PAO on an interim basis, effective September 3, 2024, while continuing to serve in his current position. Mr. Grade’s compensation will not change in connection with this interim appointment. Information regarding Mr. Grade’s background is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 8, 2024, and such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.

Date: September 3, 2024	By:	/s/ Joel T. Grade
	Name:	Joel T. Grade
	Title:	Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer